SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2007

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Delaware Chancery Court today approved the Stipulation of Settlement entered into by the parties in In re: ARAMARK Shareholders Litigation. The Court also approved a fee petition of $2.1 million by plaintiffs’ counsel. The settlement between the parties included an agreement that the final consideration to be paid to shareholders of $33.80 was a full, fair and reasonable price. Attached hereto as Exhibit 99.1 is the Order and Final Judgment entered by the Court today.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Order and Final Judgment dated April 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: April 12, 2007	By:	/s/ JOHN M. LAFFERTY
	Name:	John M. Lafferty
	Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Order and Final Judgment dated April 12, 2007.